Exhibit (h.6)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend 30 Index Fund
iShares Emerging Markets Dividend Index Fund
iShares Emerging Markets Local Currency Bond Fund
iShares MSCI All Country World Minimum Volatility Index Fund
iShares MSCI Australia Index Fund
iShares MSCI Austria Investable Market Index Fund
iShares MSCI Belgium Investable Market Index Fund
iShares MSCI Brazil Index Fund
iShares MSCI BRIC Index Fund
iShares MSCI Canada Index Fund
iShares MSCI Chile Investable Market Index Fund
iShares MSCI Emerging Markets Asia Index Fund
iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund
iShares MSCI Emerging Markets Eastern Europe Index Fund
iShares MSCI Emerging Markets EMEA Index Fund
iShares MSCI Emerging Markets Energy Sector Capped Index Fund
iShares MSCI Emerging Markets Growth Index Fund
iShares MSCI Emerging Markets Index Fund
iShares MSCI Emerging Markets Minimum Volatility Index Fund
iShares MSCI Emerging Markets Small Cap Index Fund
iShares MSCI Emerging Markets Value Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Global Agriculture Producers Fund
iShares MSCI Global Energy Producers Fund
iShares MSCI Global Gold Miners Fund
iShares MSCI Global Select Metals & Mining Producers Fund
iShares MSCI Global Silver Miners Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Israel Capped Investable Market Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Japan Index Fund
iShares MSCI Japan Small Cap Index Fund
iShares MSCI Malaysia Index Fund
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Africa Index Fund

Exhibit (h.6)

iShares MSCI South Korea Index Fund
iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Investable Market Index Fund
iShares MSCI Turkey Investable Market Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI USA Index Fund iShares MSCI World Index Fund

iShares Trust

iShares 10+ Year Credit Bond Fund
iShares 10+ Year Government/Credit Bond Fund

iShares 2012 S&P AMT-Free Municipal Series
iShares 2013 S&P AMT-Free Municipal Series
iShares 2014 S&P AMT-Free Municipal Series
iShares 2015 S&P AMT-Free Municipal Series
iShares 2016 S&P AMT-Free Municipal Series
iShares 2017 S&P AMT-Free Municipal Series

iShares Aaa-A Rated Corporate Bond Fund

iShares Barclays 0-5 Year TIPS Bond Fund
iShares Barclays 1-3 Year Credit Bond Fund
iShares Barclays 1-3 Year Treasury Bond Fund
iShares Barclays 3-7 Year Treasury Bond Fund
iShares Barclays 7-10 Year Treasury Bond Fund
iShares Barclays 10-20 Year Treasury Bond Fund
iShares Barclays 20+ Year Treasury Bond Fund
iShares Barclays Agency Bond Fund
iShares Barclays Aggregate Bond Fund
iShares Barclays CMBS Bond Fund
iShares Barclays Credit Bond Fund
iShares Barclays GNMA Bond Fund
iShares Barclays Government/Credit Bond Fund
iShares Barclays Intermediate Credit Bond Fund
iShares Barclays Intermediate Government/Credit Bond Fund
iShares Barclays MBS Bond Fund
iShares Barclays Short Treasury Bond Fund
iShares Barclays TIPS Bond Fund iShares Barclays U.S. Treasury Bond Fund

Exhibit (h.6)

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones International Select Dividend Index Fund
iShares Dow Jones Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Financials Sector Bond Fund

iShares Floating Rate Note Fund

iShares FTSE China 25 Index Fund
iShares FTSE China (HK Listed) Index Fund
iShares FTSE Developed Small Cap ex-North America Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund
iShares FTSE EPRA/NAREIT Developed Europe Index Fund
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North America Index Fund
iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as iShares FTSE NAREIT Industrial/Office Index Fund)

Exhibit (h.6)

iShares FTSE NAREIT Real Estate 50 Index Fund
iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Residential Index Fund)
iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares FTSE NAREIT Retail Index Fund)
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Mortgage REITs Index Fund)

iShares Global Inflation-Linked Bond Fund

iShares High Dividend Equity Fund

iShares iBoxx $ High Yield Corporate Bond Fund
iShares iBoxx $ Investment Grade Corporate Bond Fund
iShares Industrials Sector Bond Fund

iShares International Inflation-Linked Bond Fund

iShares J.P. Morgan USD Emerging Markets Bond Fund

iShares Morningstar Large Core Index Fund
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund
iShares Morningstar Mid Core Index Fund
iShares Morningstar Mid Growth Index Fund
iShares Morningstar Mid Value Index Fund
iShares Morningstar Small Core Index Fund
iShares Morningstar Small Growth Index Fund
iShares Morningstar Small Value Index Fund

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
iShares MSCI ACWI ex US Energy Sector Index Fund
iShares MSCI ACWI ex US Financials Sector Index Fund
iShares MSCI ACWI ex US Health Care Sector Index Fund
iShares MSCI ACWI ex US Index Fund
iShares MSCI ACWI ex US Industrials Sector Index Fund
iShares MSCI ACWI ex US Information Technology Sector Index Fund
iShares MSCI ACWI ex US Materials Sector Index Fund
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
iShares MSCI ACWI ex US Utilities Sector Index Fund
iShares MSCI ACWI Index Fund

iShares MSCI All Country Asia ex Japan Index Fund

Exhibit (h.6)

iShares MSCI All Country Asia ex Japan Small Cap Index Fund
iShares MSCI All Country Asia Information Technology Index Fund
iShares MSCI All Peru Capped Index Fund
iShares MSCI Australia Small Cap Index Fund
iShares MSCI Brazil Small Cap Index Fund
iShares MSCI Canada Small Cap Index Fund
iShares MSCI China Index Fund
iShares MSCI China Small Cap Index Fund
iShares MSCI Denmark Capped Investable Market Index Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Minimum Volatility Index Fund
iShares MSCI EAFE Small Cap Index Fund
iShares MSCI EAFE Value Index Fund
iShares MSCI Emerging Markets Financials Sector Index Fund
iShares MSCI Emerging Markets Latin America Index Fund
iShares MSCI Emerging Markets Materials Sector Index Fund
iShares MSCI Europe Financials Sector Index Fund
iShares MSCI Far East Financials Sector Index Fund
iShares MSCI Finland Capped Investable Market Index Fund
iShares MSCI Germany Small Cap Index Fund
iShares MSCI Hong Kong Small Cap Index Fund
iShares MSCI India Index Fund
iShares MSCI India Small Cap Index Fund
iShares MSCI Indonesia Investable Market Index Fund
iShares MSCI Ireland Capped Investable Market Index Fund
iShares MSCI KLD 400 Social Index Fund
iShares MSCI Kokusai Index Fund
iShares MSCI New Zealand Investable Market Index Fund
iShares MSCI Norway Capped Investable Market Index Fund
iShares MSCI Philippines Investable Market Index Fund
iShares MSCI Poland Investable Market Index Fund
iShares MSCI Singapore Small Cap Index Fund
iShares MSCI South Korea Small Cap Index Fund
iShares MSCI Taiwan Small Cap Index Fund
iShares MSCI United Kingdom Small Cap Index Fund
iShares MSCI USA ESG Select Social Index Fund
iShares MSCI USA Minimum Volatility Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund

iShares PHLX SOX Semiconductor Sector Index Fund (formerly known as iShares S&P North American Technology-Semiconductors Index Fund)

Exhibit (h.6)

iShares Russell 1000 Growth Index Fund
iShares Russell 1000 Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Growth Index Fund
iShares Russell Midcap Index Fund
iShares Russell Midcap Value Index Fund
iShares Russell Top 200 Growth Index Fund
iShares Russell Top 200 Index Fund
iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund
iShares S&P 1500 Index Fund
iShares S&P 500 Growth Index Fund
iShares S&P 500 Index Fund
iShares S&P 500 Value Index Fund
iShares S&P Aggressive Allocation Fund
iShares S&P Asia 50 Index Fund
iShares S&P/Citigroup International Treasury Bond Fund
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
iShares S&P California AMT-Free Municipal Bond Fund
iShares S&P Conservative Allocation Fund
iShares S&P Developed ex-U.S. Property Index Fund
iShares S&P Emerging Markets Infrastructure Index Fund
iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund
iShares S&P Global Clean Energy Index Fund
iShares S&P Global Consumer Discretionary Sector Index Fund
iShares S&P Global Consumer Staples Sector Index Fund
iShares S&P Global Energy Sector Index Fund
iShares S&P Global Financials Sector Index Fund
iShares S&P Global Healthcare Sector Index Fund
iShares S&P Global Industrials Sector Index Fund
iShares S&P Global Infrastructure Index Fund
iShares S&P Global Materials Sector Index Fund
iShares S&P Global Nuclear Energy Index Fund
iShares S&P Global Technology Sector Index Fund
iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Global Timber & Forestry Index Fund

Exhibit (h.6)

iShares S&P Global Utilities Sector Index Fund
iShares S&P Growth Allocation Fund
iShares S&P India Nifty 50 Index Fund
iShares S&P International Preferred Stock Index Fund
iShares S&P Latin America 40 Index Fund
iShares S&P MidCap 400 Growth Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400 Value Index Fund
iShares S&P Moderate Allocation Fund
iShares S&P National AMT-Free Municipal Bond Fund
iShares S&P New York AMT-Free Municipal Bond Fund
iShares S&P North American Natural Resources Sector Index Fund
iShares S&P North American Technology Sector Index Fund
iShares S&P North American Technology-Multimedia Networking Index Fund
iShares S&P North American Technology-Software Index Fund
iShares S&P Short Term National AMT-Free Municipal Bond Fund
iShares S&P SmallCap 600 Growth Index Fund
iShares S&P SmallCap 600 Index Fund
iShares S&P SmallCap 600 Value Index Fund
iShares S&P Target Date Retirement Income Index Fund
iShares S&P Target Date 2010 Index Fund
iShares S&P Target Date 2015 Index Fund
iShares S&P Target Date 2020 Index Fund
iShares S&P Target Date 2025 Index Fund
iShares S&P Target Date 2030 Index Fund
iShares S&P Target Date 2035 Index Fund
iShares S&P Target Date 2040 Index Fund
iShares S&P Target Date 2045 Index Fund
iShares S&P Target Date 2050 Index Fund
iShares S&P/TOPIX 150 Index Fund
iShares S&P U.S. Preferred Stock Index Fund

iShares Utilities Sector Bond Fund

iShares MSCI Russia Capped Index Fund, Inc.

iShares MSCI Russia Capped Index Fund

Approved by the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc. on December 5-6, 2011, and by the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc. on September 14-15, 2011.